EXHIBIT 99.1

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          /                                               NEWS RELEASE
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CenturyALUMINUM

Century Reports Second Quarter 2003 Results

      Monterey, CA, July 30, 2003 - Century Aluminum Company (NASDAQ:CENX) reported a net loss of $5.0 million, or $0.26 a common share after preferred dividends, for the second quarter of 2003. The net loss for the second quarter of 2002 was $4.6 million, or $0.25 a common share after preferred dividends. The results for the two quarters are not comparable. The second quarter 2003 results exclude the beneficial effects of the above-market, 110-million pound annual metal delivery contract that remains in place for 2003 and 2004. In compliance with FAS No.133, Accounting for Derivative Instruments and Hedging Activities, the company marked the entire contract to market in the first quarter of 2003, resulting in an after-tax gain of $10.0 million in that quarter. The loss in the second quarter of 2003 would have been reduced by $2.2 million, after tax, or $0.10 a share had the company accounted for the contract on the same basis as last year. The second quarter of 2003 also includes the results from the acquisition of the 20% interest in the Hawesville (KY) facility on April 1, 2003.

      Sales in the second quarter of 2003 were $196.2 million compared with $180.3 million in the second quarter of 2002. Shipments of primary aluminum in the recent quarter were 290.0 million pounds compared with 262.5 million pounds in the year-ago quarter.

      Net income for the first six months of 2003 was $12.6 million, or $0.56 a share, fully diluted. This compares with a net loss of $8.1 million, or $0.44 a common share after preferred dividends, in the year-ago period.

      Sales in the first six months of 2003 were $375.2 million, compared with $359.4 million in the year-ago period. Shipments of primary aluminum for the 2003 period were 547.1 million pounds compared with 525.5 million pounds in the year-ago period.

      Commenting on the company's performance, Gerald A. Meyers, Century President and Chief Executive Officer, said:

      "Our performance improved over the previous and year-ago quarter after taking into account that second quarter 2003 results exclude the benefits of the above-market, metal delivery contract and the first quarter 2003 results include the mark-to-market gain associated with this contract. Our improved performance is due to progress in reducing costs and the acquisition of the remaining 20-percent share in the Hawesville (KY) Operations -- our lowest cost facility. Weak and uncertain economic conditions continue to depress aluminum markets and metal prices. While we continue to report losses in

                                     -more-
this pricing environment, Century remains cash-flow positive in 2003 from on-going operations."

      Century owns 525,000 metric tons per year (mtpy) of primary aluminum capacity. It owns and operates the 170,000-mtpy plant at Ravenswood, WV and the 244,000-mtpy plant at Hawesville, KY. Century also owns a 49.67 percent interest in the 222,000-mtpy reduction plant at Mt. Holly, SC. Alcoa, Inc. owns the remainder and is the operating partner. Century's headquarters are in Monterey, CA.

      Century's press releases may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The company cautions that such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties. Actual results may vary materially from those expressed or implied in the forward-looking statements as a result of various factors.

Editorial contact: A. T. Posti (831) 642-9364

                            Century Aluminum Company
                      Consolidated Statements of Operations
                    (in Thousands, Except Per Share Amounts)
                                   (Unaudited)

                                                                                  Three months ended           Six months ended
                                                                                       June 30,                    June 30,
                                                                               -----------------------     -----------------------
                                                                                  2003          2002          2003          2002
                                                                               ---------     ---------     ---------     ---------
NET SALES:
     Third-party customers ................................................    $ 163,746     $ 148,377     $ 317,201     $ 302,576
     Related parties ......................................................       32,421        31,959        57,975        56,860
                                                                               ---------     ---------     ---------     ---------
                                                                                 196,167       180,336       375,176       359,436

COST OF GOODS SOLD ........................................................      188,391       175,380       359,694       347,172
                                                                               ---------     ---------     ---------     ---------

GROSS PROFIT ..............................................................        7,776         4,956        15,482        12,264

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES ..............................        4,086         3,761         8,221         7,938
                                                                               ---------     ---------     ---------     ---------

OPERATING INCOME ..........................................................        3,690         1,195         7,261         4,326

INTEREST INCOME (EXPENSE) - Net ...........................................      (11,285)       (9,838)      (21,358)      (20,026)
NET GAIN ON FORWARD CONTRACTS .............................................          211            --        41,904            --
OTHER EXPENSE .............................................................         (770)         (132)         (500)         (102)
                                                                               ---------     ---------     ---------     ---------

INCOME (LOSS) BEFORE INCOME TAXES .........................................       (8,154)       (8,775)       27,307       (15,802)

INCOME TAX (EXPENSE) BENEFIT ..............................................        3,147         2,862        (9,827)        5,108
                                                                               ---------     ---------     ---------     ---------

INCOME (LOSS) BEFORE MINORITY INTEREST AND
   CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE ....................       (5,007)       (5,913)       17,480       (10,694)

MINORITY INTEREST .........................................................           --         1,313           986         2,626
                                                                               ---------     ---------     ---------     ---------

INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
   CHANGE IN ACCOUNTING PRINCIPLE .........................................       (5,007)       (4,600)       18,466        (8,068)

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
   PRINCIPLE, NET OF TAX BENEFIT OF $3.4 MILLION ..........................           --            --        (5,878)           --
                                                                               ---------     ---------     ---------     ---------

NET INCOME (LOSS) .........................................................       (5,007)       (4,600)       12,588        (8,068)

PREFERRED DIVIDENDS .......................................................         (500)         (500)       (1,000)       (1,000)
                                                                               ---------     ---------     ---------     ---------

NET INCOME (LOSS) APPLICABLE TO COMMON SHAREHOLDERS .......................    $  (5,507)    $  (5,100)    $  11,588     $  (9,068)
                                                                               =========     =========     =========     =========

EARNINGS (LOSS) PER COMMON SHARE
    Basic - Before cumulative effect of change in accounting principle ....    $   (0.26)    $   (0.25)    $    0.83     $   (0.44)
    Basic - Cumulative effect of change in accounting principle ...........    $      --     $      --     $   (0.28)    $      --
                                                                               ---------     ---------     ---------     ---------
    Basic - Net income (loss) .............................................    $   (0.26)    $   (0.25)    $    0.55     $   (0.44)
                                                                               =========     =========     =========     =========

    Diluted - Before cumulative effect of change in accounting principle ..    $   (0.26)    $   (0.25)    $    0.82     $   (0.44)
    Diluted - Cumulative effect of change in accounting principle .........    $      --     $      --     $   (0.26)    $      --
                                                                               ---------     ---------     ---------     ---------
    Diluted - Net income (loss) ...........................................    $   (0.26)    $   (0.25)    $    0.56     $   (0.44)
                                                                               =========     =========     =========     =========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
     Basic ................................................................       21,070        20,554        21,070        20,554
     Diluted ..............................................................       21,070        20,554        22,465        20,554

DIVIDENDS PER COMMON SHARE ................................................    $      --     $    0.05     $      --     $    0.10

               See Notes to Consolidated Statements of Operations

                            Century Aluminum Company
                 Notes to Consolidated Statements of Operations
                    (in Thousands, Except Per Share Amounts)
                                   (Unaudited)

2003

Cost of Goods Sold includes a credit of $295 and $394 for net LCM inventory adjustments in the quarter and year to date respectively.

2002

Cost of Goods Sold includes a charge of $717 and a credit of $756 for net LCM inventory adjustments in the quarter and year to date respectively.

                            Century Aluminum Company
                           Consolidated Balance Sheets
                             (Dollars in Thousands)
                                   (Unaudited)

                                                                                          June 30,    December 31,
ASSETS                                                                                      2003          2002
                                                                                         ---------    ------------
Current Assets:
     Cash and cash equivalents ......................................................    $  24,375     $  45,092
     Accounts receivable - net ......................................................       50,418        46,240
     Due from affiliates ............................................................       20,393        22,732
     Inventories ....................................................................       73,736        77,135
     Prepaid and other current assets ...............................................       15,580         4,777
                                                                                         ---------     ---------
          Total current assets ......................................................      184,502       195,976
Property, Plant and Equipment - Net .................................................      504,588       417,621
Intangible Asset - Net ..............................................................      108,304       119,744
Due from Affiliates - Less current portion ..........................................           97           974
Other Assets ........................................................................       32,028        30,852
                                                                                         ---------     ---------
          Total .....................................................................    $ 829,519     $ 765,167
                                                                                         =========     =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
     Accounts payable, trade ........................................................    $  34,573     $  37,757
     Due to affiliates ..............................................................       16,335        15,811
     Industrial revenue bonds .......................................................        7,815         7,815
     Accrued and other current liabilities ..........................................       27,249        24,114
     Accrued employee benefits costs - current portion ..............................       10,955        10,890
     Deferred taxes - current portion ...............................................        3,399         4,971
                                                                                         ---------     ---------
          Total current liabilities .................................................      100,326       101,358

Senior Secured Notes Payable - Net ..................................................      322,075       321,852
Note Payable - Affiliates ...........................................................       40,000            --
Accrued Pension Benefit Costs - Less current portion ................................       12,585        10,751
Accrued Postretirement Benefits Costs - Less current portion ........................       74,654        70,656
Other Liabilities ...................................................................       33,976         8,376
Deferred Taxes - Less current portion ...............................................       46,336        41,376
                                                                                         ---------     ---------
          Total noncurrent liabilities ..............................................      529,626       453,011

Minority Interest ...................................................................           --        18,666

Shareholders' Equity:
     Convertible Preferred Stock (8.0% cumulative, 500,000 shares outstanding) ......       25,000        25,000
     Common Stock (one cent par value, 50,000,000 shares authorized; 21,070,210
       shares outstanding at June 30, 2003 and 21,054,302 at December 31, 2002) .....          211           211
     Additional Paid-In Capital .....................................................      172,403       172,133
     Accumulated Other Comprehensive Income (Loss) ..................................       (4,239)        1,173
     Retained Earnings (Deficit) ....................................................        6,192        (6,385)
                                                                                         ---------     ---------
          Total shareholders' equity ................................................      199,567       192,132
                                                                                         ---------     ---------
          Total .....................................................................    $ 829,519     $ 765,167
                                                                                         =========     =========

                            Century Aluminum Company
                      Consolidated Statements of Cash Flow
                             (Dollars in Thousands)
                                   (Unaudited)

                                                                                  Six months ended
                                                                                      June 30,
                                                                                ---------------------
                                                                                  2003         2002
                                                                                --------     --------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Net income (loss) ....................................................    $ 12,588     $ (8,068)
      Adjustments to reconcile net income (loss) to net cash provided by operating activities:
          Unrealized net gain on forward contracts .........................     (12,292)          --
          Depreciation and amortization ....................................      25,787       28,157
          Deferred income taxes ............................................       6,396       (5,201)
          Pension and other postretirement benefits ........................       5,897        4,743
          Inventory market adjustment ......................................        (394)        (756)
          Loss on disposal of assets .......................................         836          459
          Minority Interest ................................................        (986)      (2,625)
          Cumulative effect of change in accounting principle ..............       9,308           --
          Change in operating assets and liabilities:
               Accounts receivable - net ...................................      (4,178)      (1,711)
               Due from affiliates .........................................      (4,604)       2,595
               Inventories .................................................       5,734          425
               Prepaids and other assets ...................................      (2,733)      (2,724)
               Accounts payable, trade .....................................      (3,184)      (1,464)
               Due to affiliates ...........................................       1,394        7,397
               Accrued and other current liabilities .......................         632         (105)
               Other - net .................................................       9,527         (917)
                                                                                --------     --------
          Net cash provided by operating activities ........................      49,728       20,205

CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchase of property, plant and equipment ............................     (10,300)     (10,852)
      Acquisitions .........................................................     (59,837)          --
                                                                                --------     --------
          Net cash used in investing activities ............................     (70,137)     (10,852)

CASH FLOWS FROM FINANCING ACTIVITIES:
      Financing fees .......................................................        (297)          --
      Dividends ............................................................         (11)      (2,563)
      Issuance of common or preferred stock ................................          --            5
                                                                                --------     --------
          Net cash provided (used) in financing activities .................        (308)      (2,558)

NET INCREASE (DECREASE) IN CASH ............................................     (20,717)       6,795

CASH, BEGINNING OF PERIOD ..................................................      45,092       13,388
                                                                                --------     --------

CASH, END OF PERIOD ........................................................    $ 24,375     $ 20,183
                                                                                ========     ========

                            Century Aluminum Company
                             Selected Operating Data
                    (in Thousands, Except Dollars per Pound)
                                   (Unaudited)

                          SHIPMENTS - PRIMARY ALUMINUM

                                                           Direct
                                                    ---------------------
                                                     Pounds       $/Pound
                                                    -------       -------
      2003
      2nd Quarter                                   290,023        $0.68
      1st Quarter                                   257,040        $0.70

      2002
      2nd Quarter                                   262,470        $0.69
      1st Quarter                                   263,019        $0.68